Exhibit 10.6

ASSIGNMENT AND NOVATION AGREEMENT

This Assignment and Novation Agreement, is entered into as of April 30, 2021 (this "Agreement") by and among HIGH POWER EXPLORATION INC., a corporation organized under the laws of the State of Delaware ("HPX Delaware"), IVANHOE ELECTRIC INC., a corporation organized under the laws of the State of Delaware ("Ivanhoe Electric"), GEO27 S.A.R.L., a corporation organized under the laws of Luxembourg ("GEO27"), HPX TECHCO INC., a corporation organized under the laws of the British Virgin Islands ("HPX TechCo"), and I-PULSE INC., a corporation organized under the laws of the State of Delaware ("I-Pulse") (each, a "Party", and collectively, the "Parties").

RECITALS:

WHEREAS, HPX Delaware and I-Pulse are parties to a Technology License Agreement entered into as of March 23, 2012 (the “I-Pulse License Agreement”, and attached hereto as Schedule A) with respect to certain patent rights and intellectual property rights for the term and in the territory and the licensed field as contemplated thereunder;

WHEREAS, HPX Delaware and HPX TechCo are parties to a Patent License Agreement entered into as of July 18, 2008 (the “2008 License Agreement”) with respect to certain patent rights and intellectual property rights for the term and in the territory and the licensed field as contemplated thereunder, as amended by an Amendment and Novation Agreement entered into as of March 23, 2012 among HPX Delaware, GEO27 and HPX TechCo (the “Amendment and Novation Agreement”, and together with the 2008 License Agreement, the “Amended and Novated 2008 License Agreement”, and attached hereto as Schedule B), whereby HPX TechCo assigned its rights, duties and obligations under the 2008 License Agreement to GEO27 (the “Amended and Novated 2008 License Agreement IP Rights”);

WHEREAS, pursuant to the Amended and Novated 2008 License Agreement, HPX Delaware, as a licensor thereunder, grants to GEO27 a license in respect of the Amended and Novated 2008 License Agreement IP Rights, which HPX Delaware has obtained as a licensee from I-Pulse pursuant to the I-Pulse License Agreement;

WHEREAS, HPX Delaware and GEO27 are parties to a Technology License Agreement entered into as of March 23, 2012 (the “GEO27 License Agreement”, and attached hereto as Schedule C) with respect to certain patent rights and intellectual property rights for the term and in the territory and the licensed field as contemplated thereunder (the “GEO27 License Agreement IP Rights”);

WHEREAS, pursuant to the GEO27 License Agreement, HPX Delaware, as a licensor thereunder, grants to GEO27 a license in respect of the GEO27 License Agreement IP Rights, which HPX Delaware has obtained as a licensee from I-Pulse pursuant to the I-Pulse License Agreement;

WHEREAS, HPX Delaware wishes to enter into a novation with Ivanhoe Electric to assign its rights, duties and obligations under the Amended and Novated 2008 License Agreement, the I-Pulse License Agreement and the GEO27 License Agreement and Ivanhoe Electric wishes to accept such rights, duties and obligations;

WHEREAS, HPX TechCo wishes to consent to the novation of HPX Delaware’s rights, duties and obligations under the Amended and Novated 2008 License Agreement;

WHEREAS, I-Pulse wishes to consent to the novation of HPX Delaware’s rights, duties and obligations under the I-Pulse License Agreement;

WHEREAS, GEO27 wishes to consent to the novation of HPX Delaware’s rights, duties and obligations under the Amended and Novated 2008 License Agreement and the GEO27 License Agreement;

WHEREAS, the Parties wish to enter into and consent to each assignment and novation contemplated by this Agreement, whereby this Agreement and the transactions contemplated hereby are a part of the consideration for the transfer of certain assets and the contribution of certain securities in exchange for the issuance of shares of common stock of Ivanhoe Electric pursuant to a contribution agreement between Ivanhoe Electric and HPX Delaware dated as of the date hereof;

NOW, THEREFORE, in consideration of the covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, hereby agree as follows:

ARTICLE I

ASSIGNMENT AND NOVATION OF THE I-PULSE LICENSE AGREEMENT

SECTION 1.01. Assignment and Novation. HPX Delaware hereby assigns all of its rights, duties and obligations (without prejudice to its duties and obligations thereunder immediately prior to such assignment) under the I-Pulse License Agreement to Ivanhoe Electric and Ivanhoe Electric hereby accepts such rights, duties and obligations.

SECTION 1.02. Consent. I-Pulse hereby agrees to, and consents to, the foregoing novation and assignment of the I-Pulse License Agreement to Ivanhoe Electric, and each of HPX Delaware, I-Pulse and Ivanhoe Electric agree that such assignment shall constitute a novation.

ARTICLE II

ASSIGNMENT AND NOVATION OF THE AMENDED AND NOVATED 2008 LICENSE AGREEMENT

SECTION 2.01. Assignment and Novation. HPX Delaware hereby assigns all of its rights, duties and obligations (without prejudice to its duties and obligations thereunder immediately prior to such assignment) under the Amended and Novated 2008 License Agreement to Ivanhoe Electric and Ivanhoe Electric hereby accepts such rights, duties and obligations.

SECTION 2.02. Consent. GEO27 hereby agrees to, and consents to, the foregoing novation and assignment of the Amended and Novated 2008 License Agreement to Ivanhoe Electric, and each of HPX Delaware, GEO27 and Ivanhoe Electric agree that such assignment shall constitute a novation.

SECTION 2.03. I-Pulse Acknowledgement. For the avoidance of doubt, I-Pulse hereby acknowledges HPX Delaware’s right to consent to the foregoing novation and assignment of GEO27’s rights, duties and obligations under the Amended and Novated 2008 License Agreement to Ivanhoe Electric and further agrees that such assignment shall constitute a novation.

SECTION 2.04. HPX TechCo Acknowledgement. For the avoidance of doubt, HPX TechCo hereby acknowledges GEO27’s right to consent to the foregoing novation and assignment of GEO27’s rights, duties and obligations under the Amended and Novated 2008 License Agreement to Ivanhoe Electric and further agrees that such assignment shall constitute a novation.

ARTICLE III

ASSIGNMENT AND NOVATION OF THE GEO27 LICENSE AGREEMENT

SECTION 3.01. Assignment and Novation. HPX Delaware hereby assigns all of its rights, duties and obligations (without prejudice to its duties and obligations thereunder immediately prior to such assignment) under the GEO27 License Agreement to Ivanhoe Electric and Ivanhoe Electric hereby accepts such rights, duties and obligations.

SECTION 3.02. Consent. GEO27 hereby agrees to, and consents to, the foregoing novation and assignment of the GEO27 License Agreement to Ivanhoe Electric, and each of HPX Delaware, GEO27 and Ivanhoe Electric agree that such assignment shall constitute a novation.

SECTION 3.03. I-Pulse Acknowledgement. For the avoidance of doubt, I-Pulse hereby acknowledges HPX Delaware’s right to consent to the foregoing novation and assignment of HPX Delaware’s rights, duties and obligations under the GEO27 License Agreement to Ivanhoe Electric and further agrees that such assignment shall constitute a novation.

ARTICLE IV

GENERAL PROVISIONS

SECTION 4.01. Further Assurances. Each party hereto shall execute, deliver, file and record, or cause to be executed, delivered, filed and recorded, such further agreements, instruments and other documents, and take, or cause to be taken, such further actions, as the other party hereto may reasonably request as being necessary or advisable to effect or evidence the transactions contemplated by this Agreement.

SECTION 4.02. Terms and Conditions. Except as expressly amended by this Agreement, the terms and conditions of the Amended and Novated 2008 License Agreement, the I-Pulse License Agreement and the GEO27 License Agreement shall remain in full force and effect. In the event of any inconsistency between the provisions of the Amended and Novated 2008 License Agreement, the I-Pulse License Agreement and the GEO27 License Agreement and this Agreement, the provisions of this Agreement shall prevail with respect to the specific matter referenced herein.

SECTION 4.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.04. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will not invalidate the remaining provisions hereof and any such prohibitions or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 4.05. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provisions or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.

SECTION 4.06. Entire Agreement; Counterparts. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements or understandings, whether written or oral, that may have been made or entered into by the parties hereto with respect to the subject matter hereof. This Agreement may be executed in counterparts, each of which will be deemed to be an original and will together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused the execution and delivery of this Agreement as of the date first written above.

HIGH POWER EXPLORATION INC.

By:	/s/ Eric Finlayson
	Name:	Eric Finlayson
	Title:	President

IVANHOE ELECTRIC INC.

By:	/s/ Eric Finlayson
	Name:	Eric Finlayson
	Title:	President

GEO27 S.A.R.L.

By:	/s/ Dominique Plizenat
	Name:	Dominique Plizenat
	Title:	Manager Class A

HPX TECHCO INC.

By:	/s/ Eric Finlayson
	Name:	Eric Finlayson
	Title:	President

I-PULSE INC.

By:	/s/ Laurent Frescaline
	Name:	Laurent Frescaline
	Title:	CEO

[Signature Page to Assignment and Novation Agreement]

Schedule A

I-Pulse License Agreement

Please see attached.

A - 1

Schedule B

Amended and Novated 2008 License Agreement

Please see attached.

B - 1

Schedule C

GEO27 License Agreement

Please see attached.

C - 1